Notes Receivable	12 Months Ended
Dec. 31, 2012
Accounts Receivable, Net and Notes Receivable [Abstract]
Notes Receivable
7. Notes Receivable

At December 31, 2012, the Company had notes receivable in the aggregate amount of $165,716 due from one current and two former employees in the amounts of $92,152 and $73,564, respectively.  The Company paid taxes on stock-based compensation on these employees’ behalf during 2011 and 2012 in exchange for these notes, and the outstanding amounts on the notes are secured by pledged stock certificates.  The notes are due at various times during 2021-2023 and bear interest rates between 2.31% and 3.57% per annum.